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                                                                      EXHIBIT 99



          HARRIS CORPORATION REPOSITIONING TO FOCUS ON COMMUNICATIONS;
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          ANNOUNCES PLANS TO SPIN-OFF LANIER WORLDWIDE TO SHAREHOLDERS
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         NEW YORK, NY / MELBOURNE, FL, April 13, 1999 - Harris Corporation today announced two initiatives designed to increase shareholder value and position Harris and its Lanier Worldwide subsidiary for significant growth.

         The company will undertake specific actions to reposition the company to become a pure communications equipment company. In addition, Harris will spin off its highly-successful Lanier Worldwide subsidiary to its shareholders. These initiatives will create two leading companies in their respective markets - communications and office equipment.

         "Harris is involved in many of today's most dynamic, fast-moving markets. To be competitive, we need to be focused and agile, with the flexibility to react quickly to market requirements," said Phillip W. Farmer, chairman and CEO of Harris. "For Harris, our primary objective is to combine the wide-ranging technical and business resources of Harris into a single high-technology enterprise focused on worldwide communications markets."

The near-term repositioning actions for Harris include:

- Realigning the commercial and government businesses into one company with six divisions, each focused on specific communications markets.

- Actively pursuing acquisitions, alliances and partnerships to expand Harris' current position in the global communications equipment market.

-    Eliminating the company's sector organization level.

- Streamlining the overhead structure, including the reduction of 300-400 staff positions, which is expected to result in an annual savings of $20 to $30 million.

- Selling the power semiconductor operation, including fabrication and assembly facilities in Pennsylvania, Ohio, Ireland and Malaysia.

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         "The spin-off of Lanier, which was authorized by the Harris Board of
Directors today, subject to formal declaration of the dividend at a later date, is a separate initiative that is expected to meaningfully enhance value for our shareholders. Lanier's seasoned management team has the company well poised for growth," Mr. Farmer said. "This is evident by their recent strategic actions, such as a successful acquisition that doubled their European business and by their newly formed global marketing alliance with Hewlett Packard. The spin-off will heighten management's focus, provide them with greater access to capital to achieve their growth initiatives, and allow the investment community to measure Lanier's performance relative to its peers."

         Wes Cantrell, president of Lanier, said, "We are extremely excited about the opportunity to become a public company. We believe we are well-positioned to compete effectively, and look forward to establishing a productive dialogue with the investment community and delivering meaningful value to our shareholders."

         The Lanier transaction, which is expected to take the form of a tax-free spin-off to Harris shareholders, is planned to be finalized this summer.

Repositioning Harris
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         Harris' Board of Directors previously authorized management to explore the sale of the company's commodity power semiconductor business. Discussions are underway with several potential buyers for the $300 million business, which is part of Harris' overall semiconductor operation. The business includes the world's only 8-inch wafer power fabrication facility, in Mountaintop, Pennsylvania; other fabrication and assembly operations in Ohio and Ireland; along with a major test-and-assembly facility in Kuala Lumpur, Malaysia. The company expects proceeds from the divestiture to reduce indebtedness at Harris.

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         Following these actions, Harris will be a much more integrated organization with six divisions and about 12,000 employees, all focused on communications. Harris will provide communications equipment, systems and support services - concentrating on the wireless, broadcast, government systems and network support markets. This business represents about $2.3 billion of Harris' total revenue of about $3.9 billion in the current fiscal year, ending July 2. The repositioning initiatives are independent of the Lanier spin-off.

         The new streamlined organization will feature shared services and joint marketing and technology development to leverage the strengths of the company's broad breadth of talent and technology. The company plans to add to its current line of systems and services in such areas as IP-based broadband wireless access systems, point-to-point microwave products, video compression products, next-generation wireless LAN chip sets, expanded network management and testing applications, commercial space communications systems and other natural product line extensions.

         "Harris has developed a wealth of communications technology and customer knowledge during our 104-year history," said Mr. Farmer. "As a company focused purely on communications, we will be able to more aggressively address this global market and provide more value-added solutions to our worldwide base of customers."

Lanier
------
         Describing the Lanier Worldwide action, Mr. Farmer said Harris plans to spin off Lanier as an independent, publicly traded company under the same name. The spin-off will take the form of a tax-free stock dividend of Lanier stock.
The spin-off is expected to take 4-6 months to complete and is subject to the final approval of the Harris Board of Directors and formal declaration of the dividend. The new company will apply for listing on the NYSE. Harris expects that Lanier will have a capital structure appropriate to its business. Headquartered in Atlanta, Lanier has about 10,000 employees in more than 1600 sales and service offices around the world, with sales this fiscal year of about $1.5 billion.
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         "Lanier has been a stellar performer in the office equipment industry -
providing a strong line of copiers, fax and dictation products - outpacing many of its competitors for the past 10 years," Mr. Farmer said. "Spinning Lanier off as a highly-successful independent company will reward our shareholders and give Lanier operational and financial flexibility to take advantage of significant growth opportunities in their industry."

         This press release contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect management's current assumptions and estimates of future performance and economic conditions. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends of the company to differ materially from those matters expressed in or implied by such forward-looking statements. The company's consolidated results and the forward-looking statements could be affected by, among other things, general economic conditions in the markets in which the company operates; economic developments that have a particularly adverse effect on one or more the of the markets served by the company; the ability to execute management's repositioning as a pure communications company (including management's plan to modify its internal structure and divest non-core businesses); stability of key markets for communications products, particularly Asia and Brazil; fluctuation in foreign currency exchange rates and the effectiveness of the company's currency hedging program; worldwide demand and product pricing for integrated semiconductor circuits; reductions in the U.S. and worldwide defense and space budgets; effect of continuing consolidation in the U.S. defense industry on the company's direct and indirect business with the U.S. government; the company's ability to recover costs incurred on fixed price contracts; continued development and market acceptance of new products, especially digital television broadcast products and semiconductor wireless products; continued success of the company's patent licensing programs; the ability of Harris, its customers, and suppliers to become Year 2000 compliant; and the successful resolution of patent infringement and other general litigation. Harris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Media inquiries: Jim Burke at 407-727-9126 jburke@harris.com.
Investor relations inquiries:  Pamela Padgett at 407-727-9383
                      ppadge01@harris.com.
A conference call for the investment community will be held at 8:30 a.m., Eastern Standard Time, on Wednesday, April 14, 1999. On the conference call will be Phillip W. Farmer, Chairman and CEO; Bryan R. Roub, Senior Vice President and CFO; and Pamela M. Padgett, Vice President-Investor Relations. Participants can access the call by dialing 1-877-502-9272. A taped replay of the call will be made available.